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                       SECURITIES AND EXCHANGE COMMISSION

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                             Washington, D.C. 20549


                                   FORM 8-K/A

                                (AMENDMENT NO. 1)


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  JUNE 10, 1999


                                  ANACOMP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          INDIANA                        1-8328                  35-1144230
(STATE OR OTHER JURISDICTION           (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)


   12365 CROSTHWAITE CIRCLE, POWAY, CALIFORNIA                      92064
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


Registrant's telephone number, including area code:  (858) 679-9797



         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits set forth in Anacomp, Inc.'s 8-K dated June 10, 1999 and filed June 25, 1999 is hereby amended in its entirety to read as follows:

   (b)      Pro Forma Financial Information

            The following Unaudited Pro Forma Condensed Consolidated Financial Information (the "Pro Forma Financial Information") has been prepared by Anacomp giving effect to the disposition of the Division as if it had occurred as of the balance sheet date and at the beginning of the applicable statement of operations periods.

            The  Pro  Forma  Financial   Information  does  not  purport  to  be
indicative of the results that would have been obtained had the Disposition in fact been completed as of the date and for the periods presented or the results that may be obtained by Anacomp in the future.

                         ANACOMP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999

                                                                      Adjustments
                                                                        For the
(in thousands)                                         Historical     Disposition      Pro Forma
                                                       ----------     -----------      ---------
ASSETS

Current assets:
   Cash and cash equivalents.....................      $ 13,621       $ 37,000 (1)     $ 50,621
   Restricted cash...............................           902          --                 902
   Accounts and notes receivable, net............        63,411          3,000 (1)       66,411
   Current portion of long-term receivables,
      net........................................         5,860          --               5,860
   Inventories...................................        16,943          --              16,943
   Net assets of discontinued operations.........        28,612        (28,612)(2)        --
   Prepaid expenses and other....................         9,420          --               9,420
                                                       --------       --------         --------
Total current assets.............................       138,769         11,388          150,157

Property and equipment, net......................        43,271          --              43,271
Long-term receivables, net of current
   portion.......................................         7,540          --               7,540
Excess of purchase price over net assets of
   businesses acquired and other
   intangibles, net..............................       118,664          --             118,664
Reorganization value in excess of
   identifiable assets, net......................        44,819         (2,055)(3)       42,764
Other assets.....................................        15,076          --              15,076
                                                       --------       --------         --------
                                                       $368,139       $  9,333         $377,472
                                                       ========       ========         ========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
   Current portion of long-term debt.............      $  1,089       $  --            $  1,089
   Accounts payable..............................        18,526          --              18,526
   Accrued compensation, benefits and
     withholdings................................        17,117          --              17,117
   Accrued income taxes..........................        15,281           (232)(4)       15,049
   Accrued interest..............................        21,193          --              21,193
   Other accrued liabilities.....................        37,018          7,046 (5)       44,064
                                                       --------       --------         --------
Total current liabilities........................       110,224          6,814          117,038
                                                       --------       --------         --------

Long-term debt, net of current portion...........       338,530          --             338,530
                                                       --------       --------         --------

Stockholders' equity (deficit):
   Preferred stock...............................         --             --               --
   Common stock..................................           142          --                 142
   Capital in excess of par value................       108,463          --             108,463
   Cumulative translation adjustment (from
     May 31, 1996)...............................        (2,261)         --              (2,261)
   Accumulated deficit (from May 31, 1996).......      (186,959)         2,519 (6)     (184,440)
                                                       --------       --------         --------
Total stockholders' deficit......................       (80,615)         2,519          (78,096)
                                                       ========       ========         ========
                                                       $368,139       $  9,333         $377,472
                                                       ========       ========         ========

                         NOTES TO UNAUDITED PRO FORMA
                     CONDENSED CONSOLIDATED BALANCE SHEET

                             AS OF MARCH 31, 1999

(1) Reflects consideration received of $37 million in cash and $3 million note receivable from the sale of the Division.
(2) Reflects elimination of net assets of discontinued operations associated with the Division.
(3) Reflects net operating loss carryovers that offset U.S. income tax on the gain from the sale of the Division at an effective tax rate of 42%. This benefit is accounted for as a reduction of the "Reorganization Asset".
(4) Reflects an international tax benefit from the sale of the Division at an effective tax rate of 42%.
(5)  Reflects accrued expenses related to the sale of the Division.
(6)  Reflects the gain on the sale of the Division.

                        ANACOMP, INC. AND SUBSIDIARIES
                        UNAUDITED PRO FORMA CONDENSED

                     CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED MARCH 31, 1999

                                                                      Adjustments
                                                                        for the
(in thousands, except per share amounts)               Historical     Disposition      Pro Forma
                                                       ----------     -----------      ---------
Revenues:
   Services provided.............................      $149,323       $  --            $149,323
   Equipment and supply sales....................        77,584          --              77,584
                                                       --------       --------         --------
                                                        226,907          --             226,907
                                                       --------       --------         --------

Operating costs and expenses:
   Costs of services provided....................        90,826          --              90,826
   Costs of equipment and supplies sold..........        48,977          --              48,977
   Selling, general and administrative
      expenses...................................        47,827          --              47,827
   Amortization of reorganization asset..........        35,891          --              35,891
   Amortization of intangible assets.............         9,634          --               9,634
                                                       --------       --------         --------
                                                        233,155          --             233,155
                                                       --------       --------         --------

Operating loss from continuing operations........        (6,248)         --              (6,248)
                                                       --------       --------         --------

Other income (expense):
   Interest income...............................         1,079 $          866 (1)        1,945
   Interest expense and fee amortization.........       (20,278)           171 (2)      (20,107)
   Other.........................................          (631)         --                (631)
                                                       --------       --------         --------
                                                        (19,830)         1,037          (18,793)
                                                       --------       --------         --------
Loss before income taxes from continuing
   operations....................................       (26,078)         1,037          (25,041)
Provision for income taxes.......................         4,122            436 (3)        4,558
                                                       --------       --------        ---------
Loss from continuing operations.................        (30,200)           601         (29,599)
Income from discontinued operations, net of
   income taxes..................................           809           (809)(4)        --
                                                       ========       ========         ========
Net loss.........................................      $(29,391)      $   (208)        $(29,599)
                                                       ========       ========         ========

Basic loss per share from continuing
   operations....................................      $  (2.12)      $    .04         $  (2.08)
Basic income per share from discontinued
   operations....................................           .06           (.06)           --
                                                       ========       ========         ========
Basic net loss per share.........................      $  (2.06)      $   (.02)        $  (2.08)
                                                       ========       ========         ========

Shares used  to compute basic income (loss)
   per share.....................................        14,250         14,250           14,250
                                                       ========       ========         ========

                       NOTES TO THE UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE SIX MONTHS ENDED MARCH 31, 1999

(1) Reflects an increase in interest income based upon additional cash from the sale of the Division available for investment at an assumed interest rate of 4.5% and interest from note receivable at a rate of 10%.
(2) Reflects the elimination of interest expense based upon the use of the sale proceeds for payment of outstanding borrowings under the revolving credit facility at an interest rate of 6.6%.
(3) Reflects the income tax provision impact of the above pro forma adjustments at an effective tax rate of 42%.
(4) Reflects the elimination of income from discontinued operations, net of tax, associated with the Division.


                          ANACOMP, INC AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                                      Adjustments
                                                                        For the
(in thousands, except per share amounts)                Historical    Disposition      Pro Forma
                                                        ----------    -----------      ---------

 Revenues:
    Services provided............................      $227,851       $  --            $227,851
    Equipment and supply sales...................       271,166       (104,079)(1)      167,087
                                                       --------       --------         --------
                                                        499,017       (104,079)         394,938
                                                       --------       --------         --------

 Operating costs and expenses:
    Costs of services provided...................       134,000          --             134,000
    Costs of equipment and supplies sold.........       198,627        (87,092)(1)      111,535
    Selling, general and administrative
      expenses...................................        97,335         (6,567)(1)       90,768
    Amortization of reorganization asset.........        75,626         (3,782)(1)       71,844
    Amortization of intangible assets............        12,294           (168)(1)       12,126
    Restructuring charges........................         8,494          --               8,494
                                                       --------       --------         --------
                                                        526,376        (97,609)         428,767
                                                       --------       --------         --------

 Income (loss) from operations...................       (27,359)        (6,470)         (33,829)
                                                       --------       --------         --------

 Other income (expense):
    Interest income..............................         2,339          1,550 (2)        3,889
    Interest expense and fee amortization........       (34,598)           609 (3)      (33,989)
    Other........................................          (517)         --                (517)
                                                       --------       --------         --------
                                                        (32,776)         2,159          (30,617)
                                                       --------       --------         --------
 Income (loss) before reorganization items,
    income taxes and extraordinary items.........       (60,135)        (4,311)         (64,446)
 Reorganization items............................         --             --               --
                                                       --------       --------         --------
 Income (loss) before income taxes and
    extraordinary items..........................       (60,135)        (4,311)         (64,446)
 Provision for income taxes......................         6,500         (3,400)(4)        3,100
                                                       --------       --------         --------
 Income (loss) before extraordinary items........       (66,635)          (911)         (67,546)

 Extraordinary items:
    Loss on extinguishment of debt, net of)
       income tax benefits.......................        (1,114)         --              (1,114)
                                                       --------       --------         --------
 Net income (loss)...............................       (67,749)          (911)         (68,660)
 Preferred stock dividends and discount
    accretion....................................         --             --               --
                                                       ========       ========         ========
 Net income (loss) available to common
    stockholders.................................      $(67,749)      $   (911)        $(68,660)
                                                       ========       ========         ========

 Basic net loss per share before
    extraordinary items..........................      $  (4.77)      $   (.07)        $  (4.84)
 Extraordinary loss on extinguishment of
    debt.........................................         (0.08)         --               (0.08)
                                                       ========       ========         ========
 Basic net loss per share........................      $  (4.85)      $   (.07)        $  (4.92)
                                                       ========       ========         ========

 Shares used in computing basic net loss per
    share........................................        13,963         13,963           13,963
                                                       ========       ========         ========


                         NOTES TO UNAUDITED PRO FORMA
                CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED SEPTEMBER 30, 1998

(1) Reflects the elimination of revenues and expenses for the year ended September 30, 1998, associated with the Division.
(2) Reflects an increase in interest income based upon additional cash from the sale of the Division available for investment at an assumed interest rate of 4.5% and interest from note receivable at a rate of 10%.
(3) Reflects the elimination of interest expense based upon the use of the sale proceeds for payment of outstanding borrowings under the revolving credit facility at an interest rate of 6.6%.
(4) Reflects the income tax provision impact of the above pro forma adjustments at an effective tax rate of 42%.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        ANACOMP, INC.


                                        By:        /s/ George C. Gaskin
                                             ----------------------------
                                                      George C. Gaskin
                                                    Senior Vice President


Date:  July 2, 1999